Subsequent Events	12 Months Ended
Aug. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

32.  SUBSEQUENT EVENTS

On November 2, 2018 the Company issued $1 billion of senior notes, comprised of $500 million principal amount of 3.80% senior notes due 2023 and $500 million principal amount of 4.40% senior notes due 2028. Estimated net proceeds (after issuance at a discount of $1.4 million and issue and underwriting expenses) of $994 million will be used for general corporate purposes, which may include the repayment of outstanding indebtedness of the Company. Pending any such use of net proceeds, the Company may invest the net proceeds in bank deposits and short-term marketable securities.

On November 21, 2018, the Company amended the terms of its bank credit facility to extend the maturity date to December 2023.